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                                                                   EXHIBIT 10.25

                               ONI SYSTEMS CORP.

                  SERIES H PREFERRED STOCK PURCHASE AGREEMENT


     This Series H Preferred Stock Purchase Agreement (the "Agreement") is made effective as of May 1, 2000, between ONI Systems Corp., a Delaware corporation (the "Company"), with its principal office at 166 Baypointe Parkway, San Jose, California 95134 and the parties listed on the Schedule of Investors attached to this Agreement as Exhibit A (each hereafter individually referred to as an "Investor" and collectively referred to as the "Investors").


                                   ARTICLE 1

                     AUTHORIZATION AND SALE OF THE SHARES
                     ------------------------------------

     1.1 Authorization. The Company will have authorized before the Closing (as defined below) the sale and issuance of up to 2,667,000 shares of the Company's Series H Preferred Stock (the "Series H Preferred"), having the rights, preferences, privileges, and restrictions as set forth in the Company's Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit B (the "Restated Certificate").

     1.2 Sale of the Series H Preferred Shares. Subject to the terms and conditions hereof at the Closing, the Company shall sell and issue to each Investor, and each Investor shall purchase from the Company, at a per share purchase price of $15.00, the number of shares of Series H Preferred set forth beside such Investor's name on Exhibit A. The shares of Series H Preferred purchased and sold pursuant to this Agreement will be hereinafter referred to as the "Shares," the shares of Common Stock issuable upon conversion of the Shares will be hereinafter referred to as the "Conversion Shares" and the Shares and/or the outstanding Conversion Shares will be collectively hereinafter referred to as the "Securities."

                                   ARTICLE 2

                             CLOSINGS; DELIVERIES
                             --------------------

     2.1 Closing. Subject to the terms and conditions of this Agreement, the purchase and sale of the Series H Preferred hereunder shall take place at a closing (the "Closing") to be held at the offices of Fenwick & West LLP, Two Palo Alto Square, Palo Alto, California at 10:00 a.m. on May ___, 2000, or at such other place or time upon which the Company and Investors who have agreed to purchase a majority of the Shares listed on Exhibit A may mutually agree in writing. The date of the Closing is referred to as the "Closing Date."

     2.2  Additional Closing(s).

          (a) Conditions of Additional Closing(s). At any time and from time to time, but no later than May 18, 2000 (the "Additional Closing Period"), the Company may, at one or

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more additional closings (each an "Additional Closing"), without obtaining the signature, consent or permission of any of the Investors, offer and sell to other investors ("New Investors"), at a price of $15.00 per share, up to that number of shares of Series H Stock that is equal to 2,667,000 shares of Series H Stock less the number of shares of Series H Stock actually issued and sold by the Company at the Closing. New Investors may include persons or entities who are already Investors under this Agreement.

          (b) Amendments. The Company and the New Investors purchasing Series H Stock at each Additional Closing will execute counterpart signature pages to this Agreement and the Rights Agreement (as defined in Article 6.8), and such New Investors will, upon delivery to the Company of such signature pages, become parties to, and bound by, this Agreement and the Rights Agreement, each to the same extent as if they had been Investors at the Closing. Immediately after each Additional Closing, Exhibit A to this Agreement will be amended to list the New Investors purchasing shares of Series H Stock hereunder and the number of shares of Series H Stock purchased by each New Investor under this Agreement at each such Additional Closing. The Company will promptly furnish to each Investor copies of the amendments to Exhibit A referred to in the preceding sentence.

          (c) Status of New Investors. Upon the completion of each Additional Closing as provided in this Article 2, each New Investor will be deemed to be an "Investor" for all purposes of this Agreement and the Rights Agreement.

     2.3 Deliveries. At the Closing and each Additional Closing, the Company shall deliver to each Investor a stock certificate or certificates representing the number of Shares that such Investor has agreed to purchase hereunder as shown on Exhibit A, against payment of the purchase price therefor, by delivery to the Company of (i) a check payable to the Company or (ii) a wire transfer to the bank account of the Company.

                                   ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

     Except as set forth on the "Schedule of Exceptions" attached hereto as Exhibit C (specifically identifying the relevant Section(s) hereof), the Company hereby represents and warrants to the Investors as follows:

     3.1 Capitalization. The capitalization of the Company will, upon the filing of the Restated Certificate, consist of the following:

          (a) Preferred Stock. A total of 82,139,826 authorized shares of preferred stock (the "Preferred Stock"), consisting of 25,073,436 shares designated as Series B Preferred Stock ("Series B Preferred"), of which 24,795,510 shares will be issued and outstanding, 2,733,332 shares designated as Series C Preferred Stock ("Series C Preferred"), of which 2,733,332 shares will be issued and outstanding, 4,969,148 shares designated Series D Preferred

                                       2
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Stock ("Series D Preferred"), of which 4,969,148 shares will be issued and outstanding, 26,284,024 shares designated as Series E Preferred Stock ("Series E Preferred"), of which 26,284,024 shares will be issued and outstanding, 8,249,468 shares designated Series F Preferred ("Series F Preferred"), 8,249,468 of which will be issued and outstanding, 12,163,418 shares designated Series G Preferred ("Series G Preferred"), 12,163,418 of which will be issued and outstanding and 2,667,000 shares designated Series H Preferred, none of which will be issued and outstanding. Upon the Closing, the rights, preferences and privileges of the Series B Preferred, the Series C Preferred, the Series D Preferred, the Series E Preferred, the Series F Preferred, the Series G Preferred and the Series H Preferred will be as stated in the Restated Certificate and as provided by law. As of the Closing, each share of issued and outstanding Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred and Series G Preferred will be convertible into one share of Common Stock in all cases pursuant to, and subject to, the terms set forth in the Restated Certificate. The Series H Preferred will be convertible into Common Stock as provided in the Restated Certificate.

          (b) Common Stock. A total of 185,000,000 authorized shares of Common Stock, of which 35,254,875 shares will be issued and outstanding.

          (c) Options, Warrants, Reserved Shares. Except (i) the options, stock plans and warrants described in the Registration Statement under the headings "Management--Employee Benefit Plans," "Capitalization," and "Description of Capital Stock--Warrants," (ii) the conversion privileges of the Series B Preferred, the Series C Preferred, the Series D Preferred, the Series E Preferred, the Series F Preferred, the Series G Preferred and the Series H Preferred, (iii) the right of first offer provided in Section 3 of the Rights Agreement between the Company and the Investors in Exhibit A thereto (the "Rights Agreement") and (iv) the right of first refusal in Section 8.7 of the Bylaws with respect to transfers of shares of the Company's capital stock, there are no other options, warrants, conversion privileges, or preemptive or other rights or agreements presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the capital stock or other securities of the Company.

          (d) The outstanding shares of the capital stock of the Company have been duly authorized and validly issued, and are fully paid and nonassessable and have been issued in compliance with all applicable federal and state securities laws.

          (e) Other than as contemplated in Article 9 of that certain Series D Preferred Stock Purchase Agreement of the Company dated April 1, 1998 and
Section 1.4 of the Rights Agreement, the Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

     3.2 Authorization. All corporate action on the part of the Company, its directors, and its stockholders necessary for the authorization, execution, delivery, and performance of this Agreement and the Rights Agreement by the Company, the authorization, sale, issuance, and delivery of the Shares (and, except for issuance and delivery thereof, the Conversion Shares), and the performance of all of the Company's obligations hereunder (except for the performance of its covenants to be performed subsequent to each Closing) will have been taken prior to the Closing.

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This Agreement and the Rights Agreement (as such may be amended under Article
2.2) when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to (i) laws of general application relating to bankruptcy, insolvency, and the relief of debtors, (ii) rules of law governing specific performance, injunctive relief, or other equitable remedies and (iii) the extent that the indemnification provisions of Section 2.9 of the Rights Agreement may be limited by principles of public policy. The Company has reserved up to 2,667,000 shares of Series H Preferred for issuance hereunder and the shares of Common Stock issuable upon conversion of the Shares. The Shares, when issued in accordance with this Agreement, will be duly authorized, validly issued, fully paid, and nonassessable, and will have the rights, preferences, privileges, and restrictions as set forth in the Restated Certificate. The Conversion Shares have been, and at all times will be, duly and validly reserved and, when issued in accordance with this Agreement and the Restated Certificate, will be duly authorized, validly issued, fully paid, and nonassessable. The Securities, when issued, will be free of any liens or encumbrances created by the Company; provided, however, that the Securities will be subject to restrictions on transfer under federal and state securities laws and as set forth in the Restated Certificate, the Bylaws, the Rights Agreement and herein. Based in part upon the representations and warranties of the Investors in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws.

     3.3 SEC Filings; Financial Statements. (a) A registration statement on Form S-1 (File No. 333-32104) (the "Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Registration Statement has not been declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"); and no stop order regarding the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Prospectus".

     3.4 No Stop Order. No order preventing or suspending the use of any Prospectus has been issued by the Commission, and each Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Investor expressly for use therein.

     3.5 Securities Compliance. The Registration Statement and the Prospectus conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Investor expressly for use therein.

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     3.6  No Material Loss.  Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development that may cause a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

     3.7 No Real Estate. The Company and its subsidiaries own no real property and have good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except as are described in the documents filed with the Registration Statement or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

     3.8 Due Incorporation. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and corporate authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where failure to be so qualified would not have a Material Adverse Effect. The Company has all requisite corporate power to execute and deliver this Agreement and the Rights Agreement, to sell and issue the Shares hereunder, to issue the Conversion Shares, and to carry out and perform its obligations under the terms of this Agreement and the Rights Agreement.

     3.9 Subsidiary Shares. All of the issued shares of capital stock of each "significant subsidiary" of the Company (as defined in Rule 1-02(w) of Regulation S-X under the Act) have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equitable interests or claims.

     3.10 The term "Material Adverse Effect" means, for purposes of this Agreement, any change, event or effect that is materially adverse to the general affairs, management, consolidated financial position, business prospects, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole.

     3.11 No Conflict. The issue and sale of the Series H Preferred Stock by the Company and the compliance by the Company with all of the provisions of this Agreement and the

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consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the shares of Series H Preferred Stock by the Investors.

     3.12 No Default. Neither the Company nor any of its significant subsidiaries is (i) in violation of its Certificate of Incorporation or By-laws or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, with respect to subclause (ii), where such default would not have a Material Adverse Effect.

     3.13 Legal Proceedings. Other than as set forth in the Prospectus under the headings "Risk Factors--We are involved in an intellectual property dispute and in the future we may become involved in similar disputes, which could subject us to significant liability, divert the time and attention of our management and prevent us from selling our products" and "Business--Legal Proceedings," there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

     3.14 Investment Company. The Company is not and, after giving effect to the offering and sale of the shares of Series H Preferred Stock to the Investors, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

     3.15 Public Accountants. KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

     3.16 Intellectual Property. The Company and its subsidiaries own or possess valid licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, know-how, trade secrets and other intellectual property necessary to conduct the business of the Company and its significant subsidiaries in the manner in which it has been and is being conducted, and except as set forth in the Prospectus under the headings "Risk Factors--We are

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involved in an intellectual property dispute and in the future we may become involved in similar disputes, which could subject us to significant liability, divert the time and attention of our management and prevent us from selling our products" and "Business--Legal Proceedings," the Company and its subsidiaries have not received any notice of infringement or of conflict with (and the Company knows of no such infringement or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights, know-how, trade secrets or other intellectual property which, if determined adversely to the Company or its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and the inventions, products or processes referred to in the Prospectus do not, to the knowledge of the Company, infringe or conflict with any right or patent, or any invention, product or process which is the subject of a patent application known to the Company, which if determined adversely would have a Material Adverse Effect.

     3.17 Insurance. The Company and its subsidiaries, taken as a whole, are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which they are engaged; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

     3.18 Exempt Transaction. Subject to the accuracy of the Investors' representations in Article 4 hereof, the offer, sale, and issuance of the Securities in conformity with the terms of this Agreement, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

     3.19 Brokers or Finders. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     3.20 Registration Rights. Except as set forth in the Rights Agreement and in the Prospectus under the heading "Description of Capital Stock--Registration Rights," the Company is not under any obligation to register (as defined in Section 2.1 of the Rights Agreement) any of its presently outstanding securities or any of its securities which may hereafter be issued.


                                   ARTICLE 4

                REPRESENTATIONS AND WARRANTIES OF THE INVESTORS
                -----------------------------------------------

     Each Investor hereby, severally and not jointly, represents and warrants to the Company with respect to the purchase of the Shares as follows:

     4.1 Experience. Such Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that such Investor is capable of evaluating the merits and risks of such Investor's investment in the Company and has the capacity to protect such Investor's own interests.

     4.2 Investor Qualifications. Such Investor is an "accredited investor" within the meaning of paragraph (a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Rule 501 of Regulation D promulgated pursuant to the Securities Act or a qualified institutional buyer, within the meaning of Rule 144A of the Securities Act and has substantial experience in evaluating and investing in private placement transactions, and, as such is capable of evaluating the merits and risks of its investment in the Company. Such Investor, by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect its own interests in connection with the purchase of the Shares.

     4.3 Investment. Such Investor is acquiring the Securities for investment for such Investor's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Such Investor understands that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Investor's representations as expressed herein.

     4.4 Rule 144. Such Investor acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, (i) the existence of a public market for the shares, (ii) the availability of certain current public information about the Company, (iii) the resale occurring not less than one year after a party has purchased and fully paid for the shares to be sold, (iv) the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and (v) the number of shares being sold during any three-month period not exceeding specified limitations.

     4.5 No Public Market. Such Investor understands that no public market now exists for any of the securities issued by the Company and that there is no assurance that a public market will ever exist for the Securities.

     4.6 Access to Data. Such Investor and its representatives, if any, has had an opportunity to ask questions of, and receive, answers from, representatives of the Company concerning the Company and the terms and the conditions of this transaction, as well as to obtain any information requested by such Investor or its representatives. Any questions raised by such Investor or its representatives were answered to the satisfaction of such Investor or its representatives. Such Investor understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects but were not a thorough or exhaustive description. Such Investor's decision to enter into the transaction contemplated hereby is based in part on the answers to such questions as such Investor and its representatives have raised and on such Investor's own evaluation of the risks and merits of the transaction and the Company's proposed business activities. The foregoing, however, does not limit or modify the representations and warranties of the Company in Article 3 of this Agreement or the right of such Investor to rely thereon.

     4.7 Authorization. This Agreement and the Rights Agreement, when executed and delivered by such Investor, will constitute valid and legally binding obligations of such Investor, enforceable in accordance with their respective terms, subject to (i) laws of general application relating to bankruptcy, insolvency, and the relief of debtors, (ii) rules of law governing specific performance, injunctive relief, or other equitable remedies, and (iii) the extent that the indemnification provisions of Section 2.9 of the Rights Agreement may be limited by principles of public policy.

     4.8 Brokers or Finders. The Investor has not incurred, and will not incur or cause the Company to incur, directly or indirectly, as a result of any action taken by such Investor, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this agreement or any transaction contemplated hereby.

     4.9 Tax Consequences. Such Investor has reviewed with its own tax advisors the federal, state, local and, if necessary, foreign tax consequences of this investment and the transactions contemplated by this Agreement. Such Investor is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that such Investor (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.


                                   ARTICLE 5

                           RESTRICTIONS ON TRANSFER
                           ------------------------

     5.1 Restrictions on Transfer. The Securities shall not be sold, assigned, transferred, or pledged except upon the conditions specified in this Article, the Restated Certificate, and the Bylaws, which conditions provide a right of first offer in favor of the Company and are intended to, among other things, ensure compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"). Any proposed transferee of the Securities held by such Investor must agree (prior to transfer) to take and hold such securities subject to the provisions and upon the conditions specified in this Article.

     5.2 Restrictive Legend. Each stock certificate representing (i) the Securities, or (ii) any other securities issued in respect of the Securities upon any stock split, stock dividend, merger, consolidation, recapitalization, or similar event (collectively the "Restricted Securities"), shall be stamped or otherwise imprinted with legends in substantially the following form (in addition to any legend required under applicable state securities laws):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES ARE SUBJECT TO A RIGHT OF FIRST OFFER IN FAVOR OF THE COMPANY AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE

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     SECURITIES OR (II) THERE IS AN OPINION OF COUNSEL, SATISFACTORY TO THE
     CORPORATION, THAT AN EXEMPTION THEREFROM IS AVAILABLE.

     COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER, THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY CONTAINING SUCH RESTRICTIONS, AND THE COMPANY'S BYLAWS IMPOSING A RIGHT OF FIRST OFFER IN FAVOR OF THE COMPANY, MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

     Each Investor and holder of any Securities consents to the Company making a notation on its records and giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer described in this Section.

     5.3 Notice of Proposed Transfers. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice (the "Notice") to the Company of such holder's intention to make such transfer. The Notice shall describe the manner and circumstances of the proposed transfer in sufficient detail. If reasonably requested by the Company prior to the transfer being effected, the holder shall provide to the Company a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act. Notwithstanding anything to the contrary contained herein, no such registration statement or opinion of counsel shall be necessary for a transfer (i) without consideration by a non-"affiliate" (as defined in the Securities Act) Investor which is (A) a partnership to its partners or former partners in accordance with partnership interests, (B) a corporation to its stockholders in accordance with their interest in the corporation, or (C) a limited liability company to its members or former members in accordance with their interest in the limited liability company or (ii) with or without consideration by a non-"affiliate" (as defined in the Securities Act) Investor which is an entity to an "affiliate" (as defined in the Securities Act) of such Investor, provided that such affiliate is an "accredited investor" (as defined in Regulation D promulgated under the Securities Act); provided that in each case the transferee will be subject to the terms of this Agreement to the same extent as if such transferee were an original Investor hereunder. Each stock certificate evidencing the Restricted Securities so transferred shall bear the appropriate restrictive legends set forth in Section 5.2.

                                   ARTICLE 6

                    CONDITIONS TO CLOSING OF THE INVESTORS
                    --------------------------------------

     Each Investor's obligation to enter into the transactions contemplated hereby at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

     6.1 Representations and Warranties. The representations and warranties made by the Company in Article 3 shall have been true and correct in all material respects when made, provided that, to the extent that each such representation or warranty contains its own materiality standard, such standard shall be the sole measure of "material" for the purposes hereof.

     6.2 Covenants. All covenants, agreements, and conditions contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all respects.

     6.3 Compliance Certificate. The Company shall have delivered to the Investors a Compliance Certificate in substantially the form attached hereto as Exhibit D, executed by an officer of the Company, dated as of the Closing Date, and certifying to the fulfillment of the conditions specified in Sections 6.1 and 6.2.

     6.4 Opinion of Company's Counsel. Fenwick & West LLP, counsel for the Company, shall have delivered to the Investors an opinion in substantially the form attached hereto as Exhibit E, dated as of the Closing Date.

     6.5 Securities Exemptions. The offer and sale of the Shares to the Investors pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act, the qualification requirements of the California Corporate Securities Law of 1968, as amended (the "California Securities Law") and the registration and/or qualification requirements of all other applicable state securities laws.

     6.6 Restated Certificate. The Restated Certificate shall have been filed with and accepted by the Delaware Secretary of State.

     6.7 Proceedings and Documents. The following corporate proceedings and documents (in connection with the transactions contemplated at the Closing) shall be substantially in the form provided to the Investors and their counsel:

          (a) Certified Charter Documents. A copy of the Restated Certificate and the Bylaws (as amended through the date of the Closing), certified by the Secretary of the Company as true and correct copies thereof as of the Closing.

          (b) Corporate Actions. A copy of the resolutions of the Board of Directors and, if required, the stockholders of the Company evidencing the approval of the Restated Certificate, the approval of this Agreement and the Rights Agreement and the issuance of the Shares and the other matters contemplated hereby.

          (c) Secretary's Certificate. A certificate of the Secretary or other officer of the Company certifying as true and correct the documents referred to in subsections (a) and (b) above and certifying the names of the officers of the Company authorized to sign this Agreement, the Rights Agreement and the certificates evidencing the Shares, in the form attached as Exhibit F.

     6.8 Investors' Rights Agreement. The Company each Investor, and holders of a majority of the Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred, Series G Preferred and/or Conversion Stock representing or convertible into a majority of all Registrable Securities under the Company's existing Investors' Rights Agreement dated September 2, 1999 by and among the Company and the persons and entities listed on Exhibit A thereto and Venture Lending and Leasing, Inc. (the "Prior Rights Agreement") shall have executed and delivered the Restated and Amended Investors' Rights Agreement in the form attached to this Agreement as Exhibit G (the "Rights Agreement").

     6.9 Existing Refusal Rights. The right of first offer provided in the Prior Rights Agreement as it applies to the issuance and sale of the Shares shall have been waived and released in writing or shall have been satisfied.


                                   ARTICLE 7

                     CONDITIONS TO CLOSING OF THE COMPANY
                     ------------------------------------

     The Company's obligation to enter into the transactions contemplated hereby at each closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

     7.1 Representations and Warranties. The representations and warranties made by each Investor in Article 4 shall have been true and correct in all material respects when made, and shall be true and correct as of the Closing Date, provided that, to the extent that each such representation or warranty contains its own materiality standard, such standard shall be the sole measure of "material" for the purposes hereof.

     7.2 Securities Exemptions. The offer and sale of the Shares to the Investors pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act, the qualification requirements of the California Securities Law, and the registration and/or qualification requirements of all other applicable state securities laws.

     7.3 Restated Certificate. The Restated Certificate shall have been filed with and accepted by the Delaware Secretary of State.

     7.4 Proceedings and Documents. The following corporate proceedings and documents (in connection with the transactions contemplated at the Closing) shall be substantially in the form provided to the Investors and their counsel:

          (a) Certified Charter Documents. A copy of the Restated Certificate and the Bylaws (as amended through the date of the Closing), certified by the Secretary of the Company as true and correct copies thereof as of the Closing.

          (b) Corporate Actions. A copy of the resolutions of the Board of Directors and, if required, the stockholders of the Company evidencing the approval of the Restated Certificate, the approval of this Agreement and the Rights Agreement and the issuance of the Shares and the other matters contemplated hereby.

          (c) Secretary's Certificate. A certificate of the Secretary or other officer of the Company certifying as true and correct the documents referred to in subsections (a) and (b) above and certifying the names of the officers of the Company authorized to sign this Agreement, the Rights Agreement and the certificates evidencing the Shares, in the form attached as Exhibit F.

     7.5 Investors' Rights Agreement. The Company, each Investor, and holders of a majority of the Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred, Series G Preferred and/or Conversion Stock representing or convertible into a majority of all Registrable Securities under the Prior Rights Agreement shall have executed and delivered the Rights Agreement.

     7.6 Existing Refusal Rights. The right of first offer provided in the Prior Rights Agreement as it applies to the issuance and sale of the Shares shall have been waived and released in writing or shall have been satisfied.


                                   ARTICLE 8

                             ADDITIONAL COVENANTS
                             --------------------

     8.1 Employee Proprietary Information Agreements. The Company hereby covenants and agrees that it will cause each of the Company's employees, consultants and independent contractors to execute proprietary information and invention assignment agreements in the Company's standard form, which has been provided to the Investors and their counsel or a form substantially similar thereto.

     8.2 Stock Vesting. Unless otherwise approved by the Board of Directors, the Company hereby covenants and agrees that all future equity and option issuances to officers, directors and employees shall be subject to a four year vesting requirement, which shall also provide that no vesting shall occur until a minimum of six months shall have passed from the vesting commencement date.


                                   ARTICLE 9

                              GENERAL PROVISIONS
                              ------------------

     9.1 Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, excluding that body of law relating to conflict of laws and choice of law.

     9.2 Survival. The representations, warranties, and covenants of the parties made herein shall survive the Closing and any Additional Closings and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the parties.

     9.3 Successors and Assigns. Except as otherwise expressly limited herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto, provided, however, that the rights of an Investor to purchase Shares shall not be assignable without the written consent of the Company.

     9.4 Entire Agreement; Amendment and Waiver. This agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof. Any term of this agreement may be amended and the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only with the written consent of an Investor and the Company and the holders of Shares and/or Conversion Shares representing at least a majority of the aggregate number of shares of Common Stock into which the Purchased Shares then are convertible and/or have been converted (excluding any of such shares that have been sold to the public or pursuant to SEC Rule 144). Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Purchased Shares and/or Conversion Shares at the time outstanding, each future holder of such securities, and the Company; provided, however, that no condition set forth in
Article 6 may be waived with respect to any Investor who does not consent thereto; and provided further, that New Investors may become parties to this Agreement in accordance with Article 2.2 without any amendment of this Agreement or any consent or approval of any Investor.

     9.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (i) if to an Investor, at its address set forth on Exhibit A, or at such other address as such Investor shall have furnished to the Company in writing, or (ii) if to any other holder of any Securities, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Securities who has so furnished an address to the Company, or (iii) if to the Company, one copy to its address set forth on the first page of this agreement and addressed to the attention of the President, or at such other address as the Company shall have furnished to the Investors, and another copy to the Company's legal counsel to the attention of Richard L. Dickson, Esq. of Fenwick & West LLP, Two Palo Alto Square, Palo Alto, California 94306.

     9.6 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party upon any breach or default under this Agreement, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative.

     9.7 Severability. If any provision of this Agreement is held to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. The court in its discretion may substitute for the excluded provision an enforceable provision which in economic substance reasonably approximates the excluded provision.

     9.8 California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     9.9 Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to articles, sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to articles, sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

     9.10 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.



             [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     9.13 Counterparts. This agreement may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one instrument.

     Executed effective as of the date first set forth above.


ONI Systems Corp.

By: /s/ Hugh C. Martin
   --------------------------------

Name: Hugh C. Martin
     ------------------------------

Title: President and CEO
      -----------------------------


INVESTOR:

Sun Microsystems, Inc.

By: /s/ Jonathan Schwartz
   --------------------------------

Name: Jonathan Schwartz
     ------------------------------

Title: VP, Investments
      -----------------------------